UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 6, 2014

Health Net, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 676-6000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2014, Health Net, Inc. (“we”, “us” or “our”) issued a press release announcing our financial results for the quarter ended June 30, 2014. The press release contains the non-GAAP financial measure “adjusted days claims payable (DCP).”

Set forth below is a reconciliation of adjusted DCP to the comparable GAAP financial measure, DCP. DCP is calculated by dividing the amount of reserve for claims and other settlements (claims reserve) by health plan services cost (health plan costs) during the quarter and multiplying that amount by the number of days in the quarter. In the press release, management presents an adjusted DCP metric which subtracts capitation, provider and other claims settlements and Medicare Advantage-Prescription Drug (MAPD) payables/costs from the claims reserve and health plan costs.

Management believes that adjusted DCP provides useful information to investors because the adjusted DCP calculation excludes from both claims reserve and health plan costs amounts related to health care costs for which no or minimal reserves are maintained. Therefore, management believes that adjusted DCP may present a more accurate reflection of DCP than does GAAP DCP, which includes such amounts. This non-GAAP financial information should be considered in addition to, not as a substitute for, financial information prepared in accordance with GAAP.

You are encouraged to evaluate these adjustments and the reasons we consider them appropriate for supplemental analysis. In evaluating the adjusted amounts, you should be aware that we have incurred expenses that are the same as or similar to some of the adjustments in the current presentation and we may incur them again in the future.

Our presentation of the adjusted amounts should not be construed as an inference that our future results will be unaffected by unusual or nonrecurring items.

	Q2 2014	Q1 2014	Q2 2013
Reconciliation of Days Claims Payable:	(Dollars in Millions)
(1) Reserve for Claims and Other Settlements—GAAP	$1,488.3	$1,152.0	$1,013.1
Less: Capitation, Provider and Other Claim Settlements, and MAPD Payables	(351.7)	(169.4)	(143.1)

(2) Reserve for Claims and Other Settlements—Adjusted	$1,136.6	$982.6	$870.0

(3) Health Plan Services Cost—GAAP	$2,763.2	$2,402.3	$2,191.9
Less: Capitation, Provider and Other Claim Settlements, and MAPD Costs	(1,156.0)	(999.9)	(836.9)

(4) Health Plan Services Cost—Adjusted	$1,607.2	$1,402.4	$1,355.0

(5) Number of Days in Period	91	90	91

= (1) / (3) * (5) Days Claims Payable—GAAP Basis (using end of period reserve amount)	49.0	43.2	42.1
= (2) / (4) * (5) Days Claims Payable—Adjusted Basis (using end of period reserve amount)	64.4	63.1	58.4

The press release is attached hereto as Exhibit 99.1 and hereby incorporated in this Item 2.02 by reference. The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by Health Net, Inc. under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated August 6, 2014

Exhibit Index

Exhibit No.	Document Description

99.1	Press Release dated August 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

August 6, 2014	By:	/s/ Joseph C. Capezza
	Name:	Joseph C. Capezza
	Title:	Executive Vice President, Chief Financial Officer and Treasurer